UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2016

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 1, 2016, Air Products and Chemicals, Inc. (the “Company”) issued and sold €350,000,000 in aggregate principal amount of 0.375% notes due June 1, 2021 (the “Notes”). The Notes were issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-200537) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 24, 2014, and the Prospectus Supplement relating thereto dated May 24, 2016, and filed with the Commission on May 25, 2016. The Notes were issued under an Indenture dated as of January 10, 1995, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”), and an Officers’ Certificate containing the terms of the Notes. The Indenture, together with the Officers’ Certificate, sets forth the terms of the Notes and the obligations of the Company thereunder. A copy of the Officers’ Certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is filed for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Officers’ Certificate, dated June 1, 2016, establishing the terms, and setting forth the form of the 0.375% Notes due 2021.

4.2	Form of Note (included as Exhibit A to the Officers’ Certificate in Exhibit 4.1).

5.1	Opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company.

23.1	Consent of Ann E. Padjen (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: June 1, 2016	By:	/s/ Mary T. Afflerbach
Name: Mary T. Afflerbach
Title: Corporate Secretary and Chief Governance Officer

Exhibit Index

Exhibit No.	Description

4.1	Officers’ Certificate, dated June 1, 2016, establishing the terms, and setting forth the form of the 0.375% Notes due 2021.

4.2	Form of Note (included as Exhibit A to the Officers’ Certificate in Exhibit 4.1).

5.1	Opinion of Ann E. Padjen, Senior Corporate and Finance Counsel of the Company.

23.1	Consent of Ann E. Padjen (included in Exhibit 5.1).